                                                                    Exhibit 20.2

                     Chase Manhattan Auto Owner Trust 1997-B
                         Statement to Certificateholders
                                 April 15, 1999

                                                       DISTRIBUTION IN DOLLARS
             ORIGINAL             PRIOR                                                         REALIZEDDEFERRED        CURRENT
               FACE             PRINCIPAL                                                                               PRINCIPAL
  CLASS        VALUE             BALANCE        INTEREST        PRINCIPAL          TOTAL        LOSSES    INTEREST       BALANCE
------------------------------------------------------------------------------------------------------------------------------------
   A1      200,000,000.00              0.00           0.00             0.00             0.00     0.00       0.00                0.00
   A2      294,000,000.00              0.00           0.00             0.00             0.00     0.00       0.00                0.00
   A3      227,000,000.00    208,096,488.18   1,101,177.25    24,118,438.81    25,219,616.06     0.00       0.00      183,978,049.37
   A4      133,000,000.00    133,000,000.00     720,416.67             0.00       720,416.67     0.00       0.00      133,000,000.00
   A5       70,000,000.00     70,000,000.00     385,000.00             0.00       385,000.00     0.00       0.00       70,000,000.00
   B1       29,148,275.79     29,148,275.79     163,959.05             0.00       163,959.05     0.00       0.00       29,148,275.79
------------------------------------------------------------------------------------------------------------------------------------
 TOTALS    953,148,275.79    440,244,763.97   2,370,552.97    24,118,438.81    26,488,991.78     0.00       0.00      416,126,325.16

                                                                                              PASS-THROUGH
                 FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                    RATES
                PRIOR                                                  CURRENT                   CURRENT
              PRINCIPAL                                               PRINCIPAL             CLASS PASS-THRU
 CLASS          FACTOR       INTEREST     PRINCIPAL      TOTAL          FACTOR                      RATE
-----------------------------------------------------------------------------------------------------------
   A1          0.0000000     0.000000      0.000000     0.000000        0.0000000           A1    5.744000%
   A2          0.0000000     0.000000      0.000000     0.000000        0.0000000           A2    6.100000%
   A3        916.7246175     4.851001    106.248629   111.099630      810.4759884           A3    6.350000%
   A4      1,000.0000000     5.416667      0.000000     5.416667    1,000.0000000           A4    6.500000%
   A5      1,000.0000000     5.500000      0.000000     5.500000    1,000.0000000           A5    6.600000%
   B1      1,000.0000000     5.625000      0.000000     5.625000    1,000.0000000           B1    6.750000%
-----------------------------------------------------------------------------------------------------------
 TOTALS      461.8848663     2.487077     25.303974    27.791050      436.5808927

           IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Kimberly Costa
             The Chase Manhattan Bank - Structured Finance Services
                         450 W. 33rd Street, 14th Floor,
                            New York, New York 10001
                               Tel: (212) 946-3247
                        Email: kimberly.k.costa@chase.com

 [Image]         (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                     Chase Manhattan Auto Owner Trust 1997-B
                                 April 15, 1999
                         STATEMENT TO CERTIFICATEHOLDERS

                    Due Period Beginning Date                                                     03/01/99

                    Due Period End Date                                                           03/31/99

                    Determination Date                                                            04/09/99

 Section 5.8(iii)   Servicing Fee                                                               366,870.64

 Section 5.8(iii)   Servicing Fee per $1000                                                       0.384904

 Section 5.8(iv)    Administration Fee                                                            1,000.00

 Section 5.8(iv)    Administration Fee per $1000                                                  0.001049

 Section 5.8(vi)    Pool Balance at the end of the Collection Period                        416,126,325.16

 Section 5.8(vii)   Repurchase Amounts for Repurchased Receivable

                                             By Seller                                                0.00

                                             By Servicer                                        116,867.30

                                             TOTAL                                              116,867.30

 Section 5.8(viii)  Realized Net Losses for Collection Period                                   383,241.60

 Section 5.8(ix)    Reserve Account Balance after Disbursement                               12,483,789.75

 Section 5.8(x)     Specified Reserve Account Balance                                        12,483,789.75

 Section 5.8(xi)    Total Distribution Amount                                                27,377,298.90

                    Servicing Fee                                                               366,870.64

                    Administration Fee                                                            1,000.00

                    Noteholders Distribution Amount                                          26,325,032.73

                    Certficateholders Distribution Amount                                       163,959.05

                    Deposit to Reserve Account                                                  520,436.49

 [Image]          (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                     Chase Manhattan Auto Owner Trust 1997-B
                                 April 15, 1999
                             MONTHLY SERVICER REPORT

I.    Available Amount in the Collection Account

         A. Credits

            1. Payments from Obligors Applied to Collection Period

               a. Principal Payments                                                         23,552,234.83

               b. Other Interest Payments                                                     3,630,871.41

               c. Total                                                                      27,183,106.24

            2. Proceeds from Repurchased Receivables

               a. Principal Before Cutoff Date                                                        0.00

               b. Interest Before Cutoff Date                                                         0.00

               c. Principal Payments                                                            112,555.71

               d. Recovery of Advance                                                             3,448.98

               e. Other Interest Payments                                                           862.61

               f. Total                                                                         116,867.30

            3. Reversal from Defaulted Contracts                                                      0.00

            4. Recovery of Defaulted Receivables                                                 77,325.36

            5. Advance Recoveries Before Cutoff Date

               a. Principal                                                                       3,901.24

               b. Interest                                                                            0.00

               c. Total                                                                           3,901.24

            6. Net Adjustments                                                                        0.00

            7. Reserve Fund Transfer Amount                                                           0.00

            8. Overpayment From Obligors                                                              0.00

            9. Total Credits                                                                 27,381,200.14

         B. Debits

            1. Overpayments From Obligors                                                             0.00

            2. Advance Recovery Amount Before Cutoff Data to Seller

               a. Principal                                                                       3,901.24

               b. Interest                                                                            0.00

               c. Total                                                                           3,901.24

            3. Reversal of Defaulted Contracts                                                        0.00

            4. Total Debits                                                                       3,901.24

         C. Total Available Amount (Lines A-B)                                               27,377,298.90

[Image]          (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                     Chase Manhattan Auto Owner Trust 1997-B
                                 April 15, 1999
                             MONTHLY SERVICER REPORT

II.   Liquidation Proceeds on Defaulted Receivables for the Collection Period

         A. Principal                                                                           453,648.27

         B. Interest                                                                             20,851.93

         C. Total                                                                               474,500.20

III.  Disbursements from Collection Account

         A. Available Distribution Amount

            1. Available Distribution Amount                                                 27,377,298.90

            2. Reserve Account Transfer Amount                                                        0.00

            3. Total Distribution Amount                                                     27,377,298.90

         B. Monthly Servicing Fee                                                               366,870.64

         C. Monthly Administration Fee                                                            1,000.00

         D. Noteholders Interest Distributable Amount                                         2,206,593.92

         E. Certificateholders Interest Distributable Amount                                    163,959.05

         F. Noteholders Principal Distributable Amount                                       24,118,438.81

         G. Certificateholders Principal Distributable Amount                                         0.00

         H. Deposit to Reserve Account                                                          520,436.49

IV.   Monthly Disbursements

         A. Pool Servicing Fee

            a. Monthly Servicing Fee                                                            366,870.64

            b. Unpaid Monthly Servicing Fee                                                           0.00

            c. Total                                                                            366,870.64

         B. Administrative Fee

            a. Monthly Administration Fee                                                         1,000.00

            b. Unpaid Monthly Administration Fee                                                      0.00

            c. Total                                                                              1,000.00

         C. Noteholders' Interest Distributable Amount

            Class A-1 Monthly Interest                                                                0.00

            Class A-1 Carryover Shortfall                                                             0.00

            Class A-1 Total                                                                           0.00

            Class A-2 Monthly Interest                                                                0.00

            Class A-2 Carryover Shortfall                                                             0.00

            Class A-2 Total                                                                           0.00

[Image]          (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                     Chase Manhattan Auto Owner Trust 1997-B
                                 April 15, 1999
                             MONTHLY SERVICER REPORT

            Class A-3 Monthly Interest                                                        1,101,177.25

            Class A-3 Carryover Shortfall                                                             0.00

            Class A-3 Total                                                                   1,101,177.25

            Class A-4 Monthly Interest                                                          720,416.67

            Class A-4 Carryover Shortfall                                                             0.00

            Class A-4 Total                                                                     720,416.67

            Class A-5 Monthly Interest                                                          385,000.00

            Class A-5 Carryover Shortfall                                                             0.00

            Class A-5 Total                                                                     385,000.00

               Total for Notes Monthly Interest                                               2,206,593.92

               Total for Notes Carryover Shortfall                                                    0.00

               Total for Notes Total                                                          2,206,593.92

         D. Certificateholders' Interest Distributable Amount

            Class B-1 Monthly Interest                                                          163,959.05

            Class B-1 Carryover Shortfall                                                             0.00

            Class B-1 Total                                                                     163,959.05

               Total for Certificates Monthly Interest                                          163,959.05

               Total for Certificates Carryover Shortfall                                             0.00

               Total for Certificates Total                                                     163,959.05

            Class A-1 Monthly Principal                                                               0.00

            Class A-1 Carryover Shortfall                                                             0.00

            Class A-1 Total                                                                           0.00

            Class A-2 Monthly Principal                                                               0.00

            Class A-2 Carryover Shortfall                                                             0.00

            Class A-2 Total                                                                           0.00

            Class A-3 Monthly Principal                                                      24,118,438.81

            Class A-3 Carryover Shortfall                                                             0.00

            Class A-3 Total                                                                  24,118,438.81

            Class A-4 Monthly Principal                                                               0.00

            Class A-4 Carryover Shortfall                                                             0.00

            Class A-4 Total                                                                           0.00

            Class A-5 Monthly Principal                                                               0.00

            Class A-5 Carryover Shortfall                                                             0.00

            Class A-5 Total                                                                           0.00

               Total for Notes Monthly Principal                                             24,118,438.81

               Total for Notes Carryover Shortfall                                                    0.00

               Total for Notes Total                                                         24,118,438.81

[Image]          (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                     Chase Manhattan Auto Owner Trust 1997-B
                                 April 15, 1999
                             MONTHLY SERVICER REPORT

         F. Certificateholders' Principal Distributable Amount

            Class B-1 Monthly Principal                                                               0.00

            Class B-1 Carryover Shortfall                                                             0.00

            Class B-1 Total                                                                           0.00

               Total for Certificates Monthly Principal                                               0.00

               Total for Certificates Carryover Shortfall                                             0.00

               Total for Certificates Total                                                           0.00

         G. Total Disbursements                                                              26,856,862.41

V.    Payment Deficiency Amount

         A. Scheduled Monthly Disbursements                                                  26,856,862.41

         B. Available Distribution Amount                                                    27,377,298.90

         C. Payment Deficiency Amount                                                                 0.00

VI.   Reserve Account Transfer Amount

         A. Available Reserve Amount                                                         13,207,342.92

         B. Payment Deficiency Amount                                                                 0.00

         C. Withdrawal for Write-Off                                                                  0.00

         D. Reserve Account Withdrawal (MIN: Lines A and (B+C))                                       0.00

VII.  Pool Balance Reduction Allocation for Collection Period

         A. Beginning Pool Balance                                                          440,244,763.97

         B. Pool Balance Reduction

            1. Available Principal

               a. Principal Payments                                                         23,552,234.83

               b. From Repurchased Receivables                                                  112,555.71

               c. Total                                                                      23,664,790.54

            2. From Defaulted Receivables                                                       453,648.27

            3. Total Pool Balance Reduction                                                  24,118,438.81

         C. Ending Pool Balance                                                             416,126,325.16

            2. Monthly Principal Allocation

               a. Notes                                                                      24,118,438.81

               b. Certificates                                                                        0.00

[Image]          (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                     Chase Manhattan Auto Owner Trust 1997-B
                                 April 15, 1999
                             MONTHLY SERVICER REPORT

VIII. Delinquency and Defaults

                                        Group 1

                                          Delinquency     Principal
                 Period          Number   Amount          Balance
                 ------------   -------  ------------     -------------
                 30-59 days       738     494,799.65       8,179,250.45
                 60-89 days       171     180,350.48       2,006,586.06
                 90-119 days       54      77,128.91         661,362.62
                 120+149 days      43      82,806.04         600,667.51
                 150+179 days      33      74,422.15         376,624.12
                 180+209 days      16      34,376.53         171,549.37
                 210+239 days       3       8,688.89          28,924.21
                 240+Days
                 Delinquent         0           0.00               0.00
                 Total           1058     952,572.65      12,024,964.34

         B. Principal amount of loans in defaulted receivables                                  453,648.27

         C. Delinquency Percentage

            1. Outstanding principal balance for delinquency >= 60 days                       3,845,713.89

            2. Pool Principal Ending Balance                                                416,126,325.16

            3. Delinquency Percentage                                                             0.924170%

IX.   Pool Delinquency Percentages

         A. Delinquency Percentage for 2nd previous period                                        1.147295%

         B. Delinquency Percentage for previous period                                            1.133310%

         C. Delinquency Percentage for current period                                             0.924170%

         D. Average Deliquency Percentage                                                         1.068258%

X.    Portfolio Loss Ratios

         A. Net Loss Ratio for 2nd previous period                                                0.729321%

         B. Net Loss Ratio for previous period                                                    0.901319%

            1. Principal Balance of Defaulted Receivables                                       453,648.27

            2. Principal Recoveries on Defaulted Receivables                                     70,406.67

            3. Average Pool Balance for Collection Period                                   428,185,544.57

            4. Net Loss Ratio for Current Period (12*(1-2)/3)                                     1.074044%

         D. Average Net Loss Ratio ((A+B+C)/3)                                                    0.901561%

 XI. Specified Reserve Account Balance

         A. Calculation for Reserve Account Floor Amount

            1. Guaranteed Floor Amount                                                        7,148,612.07

            2. Possible Floor Amount

               a. Principal Balance at the Beginning of Next Collection Period              416,126,325.16

[Image]          (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                     Chase Manhattan Auto Owner Trust 1997-B
                                 April 15, 1999
                             MONTHLY SERVICER REPORT

               b. Cumulative Monthly Interest through Final Distribution Data

                  Class A-1 Balance                                                                   0.00
                  Class A-1 Interest Rate                                                             5.74
                  Class A-1 Service Rate                                                              0.01
                  Class A-1 Term                                                                      0.00
                  Class A-1 Interest                                                                  0.00
                  Class A-1 Service Fee                                                               0.00
                  Class A-1 Total                                                                     0.00

                  Class A-2 Balance                                                                   0.00
                  Class A-2 Interest Rate                                                             6.10
                  Class A-2 Service Rate                                                              0.01
                  Class A-2 Term                                                                      9.00
                  Class A-2 Interest                                                                  0.00
                  Class A-2 Service Fee                                                               0.00
                  Class A-2 Total                                                                     0.00

                  Class A-3 Balance                                                         183,978,049.37
                  Class A-3 Interest Rate                                                             6.35
                  Class A-3 Service Rate                                                              0.01
                  Class A-3 Term                                                                     22.00
                  Class A-3 Interest                                                         21,418,111.25
                  Class A-3 Service Fee                                                       3,372,930.91
                  Class A-3 Total                                                            24,791,042.15

                  Class A-4 Balance                                                         133,000,000.00
                  Class A-4 Interest Rate                                                             6.50
                  Class A-4 Service Rate                                                              0.01
                  Class A-4 Term                                                                     30.00
                  Class A-4 Interest                                                         21,612,500.00
                  Class A-4 Service Fee                                                       3,325,000.00
                  Class A-4 Total                                                            24,937,500.00

                  Class A-5 Balance                                                          70,000,000.00
                  Class A-5 Interest Rate                                                             6.60
                  Class A-5 Service Rate                                                              0.01
                  Class A-5 Term                                                                     35.00
                  Class A-5 Interest                                                         13,475,000.00
                  Class A-5 Service Fee                                                       2,041,666.67
                  Class A-5 Total                                                            15,516,666.67

[Image]          (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                     Chase Manhattan Auto Owner Trust 1997-B
                                 April 15, 1999
                             MONTHLY SERVICER REPORT


                  Class B-1 Balance                                                          29,148,275.79
                  Class B-1 Interest Rate                                                             6.75
                  Class B-1 Service Rate                                                              0.01
                  Class B-1 Term                                                                     57.00
                  Class B-1 Interest                                                          9,345,665.93
                  Class B-1 Service Fee                                                       1,384,543.10
                  Class B-1 Total                                                            10,730,209.03

               c. Possible Floor Amount equals Pool Balance + Interest + Service Fee        492,101,743.00

                                            (Lines a+b)

            3. Reserve Account Floor (Minimum Lines 1 and 2)                                  7,477,041.34

         B. Possible Reserve Account Amount

            1. Reserve Account Trigger Percentages

               a. Average Delinquency Percentage                                                  1.068258%

               b. Average Delinquency Percentage Trigger                                          1.250000%

               c. Average Loss Ratio                                                              0.901561%

               d. Average Loss Ratio Trigger                                                      1.250000%

               e. Maximum Reserve Account Percentage Specified                                    6.000000%

               f. Minimum Reserve Account Percentage specified                                    3.000000%

               g. Reserve Account Percentage Applied                                              3.000000%

            2. Pool Principal Balance                                                       416,126,325.16

            3. Possible Reserve Account Amount                                               12,483,789.75

         C. Specified Reserve Account Balance (Max: Lines A and B)                           12,483,789.75

XII.  Reserve Account

         A. Reserve Account Balance After Disbursement from Previous Period

            1. Reserve Account Balance After Disbursement from Previous Period                13,207,342.92

            2. Reserve Account Transfer Amount                                                        0.00

            3. Investment Earnings                                                               55,235.55

            4. Deposit to Reserve Account After Disbursement                                    520,436.49

            5. Amount After Deposit                                                          13,783,014.96

         B. Specified Reserve Account Balance                                                12,483,789.75

         C. Available Reserve Account Amount (Min: Lines A and B)                            12,483,789.75

         D. Excess Amount to Seller                                                           1,299,225.20

XIII. Weighted Average Coupon as of Current Period                                                9.534758

XIV.  Weighted Average Maturity as of Current Period                                             34.349224

[Image]           (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION